May 2, 2008

DREYFUS INVESTMENT GRADE FUNDS, INC.

DREYFUS PREMIER YIELD ADVANTAGE FUND

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 2007

Effective April 29, 2008, the following information supersedes and replaces any contrary information in the third paragraph contained in the section in the Fund’s Prospectus entitled “Management – Investment Adviser.”

Laurie Carroll and Theodore Bair are the co-primary portfolio managers for the fund. Ms. Carroll has been a primary portfolio manager since January 2005 and has been employed by Dreyfus since October 1994. Ms. Carroll also is the director of beta, stable value and short duration strategies, responsible for overseeing the development of and strategy for all beta, stable value and short duration portfolios, with Standish Mellon Asset Management Company LLC (Standish Mellon), a subsidiary of BNY Mellon and an affiliate of Dreyfus. Ms. Carroll joined Mellon Bond Associates in 1988, which merged into Standish Mellon in July 2003. Mr. Bair has been a primary portfolio manager since April 29, 2008 and has been employed by Dreyfus since April 2008. Mr. Bair also is a senior portfolio manager for short duration strategies with Standish Mellon. Mr. Bair joined Standish Mellon’s predecessor in 1995.